FIRST OMNIBUS AMENDMENT
                      TO CERTAIN OF THE OPERATIVE DOCUMENTS

         THIS FIRST AMENDMENT dated as of February 17, 2000 (this "Amendment") amends (i) the Participation Agreement dated as of October 29, 1999 (the "Participation Agreement"), entered into by and among ROBERT MONDAVI PROPERTIES, INC., a California corporation, as the Lessee and Construction Agent (in its capacity as lessee, the "Lessee" and in its capacity as Construction Agent, the "Construction Agent"); THE ROBERT MONDAVI CORPORATION, a California corporation, as a Guarantor (individually the "Guarantor"); R.M.E. INC., a California corporation, as a Guarantor (individually, the "Guarantor" and, collectively with The Robert Mondavi Corporation, the "Guarantors"); RMP 1999 TRUST, a grantor trust, as the Lessor Trust (the "Lessor Trust"); FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, individually as set forth herein and as Trustee under the Lessor Trust ("Owner Trustee"); HARRIS TRUST AND SAVINGS BANK, an Illinois banking corporation, as a Certificate Holder (together with any permitted successors and assigns thereto, each a "Certificate Holder" and collectively the "Certificate Holders"); HARRIS TRUST AND SAVINGS BANK, as Agent Certificate Holder for the Certificate Holders (in such capacity, the "Agent Certificate Holder"); HARRIS TRUST AND SAVINGS BANK, an Illinois banking organization ("Harris"), and the other various financial institutions as are or may from time to time become lenders (the "Lenders") under the Loan Agreement; Harris Trust and Savings Bank, as Administrative Agent (in such capacity, the "Administrative Agent") for the Lenders; and BMO GLOBAL CAPITAL SOLUTIONS, INC., a Delaware corporation, as Arranger (in such capacity, the "Arranger"); (ii) the Loan Agreement dated as of October 29, 1999 (the "Loan Agreement"), among the Lessor Trust, the Lender and the Administrative Agent; (iii) the Master Lease and Deed of Trust dated as of October 29, 1999 (the "Master Lease"), between the Lessor Trust and the Lessee and (iv) the Assignment of Lease and Rent dated as of October 29, 1999 (the "Assignment") from the Lessor Trust, as Assignor, to the Administrative Agent for the Lenders, as Assignee. Terms defined in the Participation Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

         WHEREAS, the Lessee, the Guarantors, the Lessor Trust, the Owner Trustee, the Certificate Holders, the Agent Certificate Holder, the Lenders, the Administrative Agent and the Arranger have entered into the Participation Agreement;

         WHEREAS, the Lessor Trust, the Lenders and the Administrative Agent have entered into the Loan Agreement;

         WHEREAS, the Lessor Trust and Lessee have entered into the Master
Lease;

         WHEREAS, the Lessor Trust and Administrative Agent for the Lenders have entered into the Assignment; and

         WHEREAS, the parties hereto desire to amend the Participation Agreement, the Loan Agreement, the Master Lease and Assignment as more fully set forth herein;

         NOW, THEREFORE, the parties hereto agree as follows:

         Section 1. Amendment to Participation Agreement. Effective on (and subject to the occurrence of) the Amendment Effective Date (as defined below), the Participation Agreement shall be amended in accordance with Sections 1.1 through 1.10:

         Section 1.1. Procedures for Advances. Section 3.4(a) of the Participation Agreement shall be amended by replacing the phrase "one (1)" in the last sentence thereof with the phrase "three (3)" therefor.

         Section 1.2. Interest Period Selection/Continuation/Conversion Elections. Section 3.6 of the Participation Agreement shall be amended by replacing the phrase "four (4)" in subsection (d) thereof with the phrase "six
(6)" therefor.

         Section 1.3. Consolidated Adjusted Net Worth. Section 10.1(i) of the Participation Agreement shall be amended by replacing (i) the dollar amount "$135,000,000" in subsection (a) thereof with the dollar amount "$200,000,000" therefor and (ii) the date "September 30, 1997" in subsection (b) thereof with the date "December 31, 1999" therefor.

         Section 1.4. Release of Collateral. The proviso to Section 15.5 of the Participation Agreement shall be amended by (i) deleting the "or" at the end of subsection (a)(iv) thereof; (ii) renumbering subsection (a)(v) as subsection
(a)(vi) and (iii) inserting in the appropriate numerical order a new subsection
(v) as follows:

                 "(v) except as otherwise provided in the Operative Documents, consent to the release of any Lien in favor of the Lessor Trust, Certificate Holders, Agent Certificate Holder, Administrative Agent or Lenders on any Property created by any Operative Document or release any Guarantor from its obligations under the Guaranty; or"

         Section 1.5. Amendment to Aggregate Commitment Amount. The definition of "Aggregate Commitment Amount" in Appendix A to the Participation Agreement is amended by deleting the amount "$30,000,000" therein and substituting the amount "$85,000,000" therefor.

         Section 1.6. Amendment to Certificate Holder Margin. The definition of "Certificate Holder Margin" in Appendix A to the Participation Agreement is amended by deleting the amount "2.05%" therein and substituting the amount "1.25%" therefor.

         Section 1.7. Amendment to Loan Margin Definition. The definition "Loan Margin" in Appendix A to the Participation Agreement is amended by deleting the amount "0.65%" therein and substituting the amount "1.10%" therefor.

         Section 1.8. Form of Commitments. Schedule I to the Participation Agreement shall be amended and restated in its entirety by replacing such with Exhibit A attached hereto.

         Section 1.9. Notice Information, Wire Instructions and Funding Offices.
Schedule II to the Participation Agreement shall be amended by adding at the end thereof the information contained on Exhibit B attached hereto.

         Section 1.10. Form of Funding Request. Exhibit B to the Participation Agreement shall be amended and restated in its entirety by replacing such with Exhibit C attached hereto.

         Section 2. Amendment to Loan Agreement. Effective on (and subject to the occurrence of) the Amendment Effective Date, the Loan Agreement shall be amended in accordance with Sections 2.1 through 2.2:

         Section 2.1. Commitment. The Second Recital to the Loan Agreement shall be amended by replacing the dollar amount "$29,100,000" with the dollar amount "$82,450,000".

         Section 2.2. New Certificate Holders and New Lenders. Those certain new lenders and new certificate holders which have executed this Amendment (collectively in such capacity, the "New Lenders" or "New Certificate Holders", and each, individually in such capacity, a "New Lender" or "New Certificate Holder") shall each be deemed, as applicable in their respective capacity, as a Lender signatory to the Loan Agreement, a Certificate Holder signatory to the Trust Agreement and a Participant signatory to the Participation Agreement and shall have all the rights, benefits, duties and obligations of a Lender under the Loan Agreement, a Certificate Holder under the Trust Agreement and a Participant under the Participation Agreement, as well as the other Operative Documents. The Lessor Trust agrees that it shall execute and deliver to the New Lenders a Note evidencing each such New Lender's Commitment pursuant to the Loan Agreement, and the Owner Trustee agrees that it shall execute and deliver to the New Certificate Holders a Certificate evidencing such New Certificate Holder's Certificate Holder Amount pursuant to the Participation Agreement. Accordingly, all references in the Operative Documents to the terms "Lender" and "Lenders" shall be deemed to include, and be a reference to, the New Lenders and all references in the Loan Agreement and the other Operative Documents to the terms "Note" and "Notes" shall be deemed to include, and be a reference to, the Notes issued pursuant hereto by the Lessor Trust to the New Lenders. In addition, all references in the Operative Documents to the terms "Certificate Holder" and "Certificate Holders" shall be deemed to include, and be a reference to, the New Certificate Holders and all references in the Operative Documents to the terms "Certificate" and "Certificates" shall be deemed to include, and be a reference to, the Certificates issued pursuant hereto by the Owner Trustee to the New Certificate Holders. Each New Lender and New Certificate Holder agrees that they will perform all of the duties and obligations which by the terms of the Operative Documents are required to be performed by it as a Lender or Certificate Holder, respectively.

         Section 3. Amendment to Master Lease. Effective on (and subject to the occurrence of) the Amendment Effective Date, the Master Lease shall be amended in accordance with Sections 3.1 through 3.3:

         Section 3.1. Section 16.1(l) shall be amended by replacing the phrase "Intentionally Omitted" with the phrase "any ground lease comprising all or part of a Property is amended, supplemental, modified or changed in any material manner without the prior written consent of Administrative Agent and Agent Certificate Holder or a default occurs under any such ground lease or any such ground lease is terminated without the prior written consent of Administrative Agent and Agent Certificate Holder."

         Section 3.2 Section 26.11 shall be amended by replacing the phrase "Intentionally Omitted" with the following:

                           "Ground Lease. Lessee represents that with respect to
                  any Property that is subject to a ground lease, the copy of the ground lease heretofore furnished to Lessor is true and correct and has not been amended, modified or terminated in any respect (except for amendments and modifications embodied in written instruments heretofore delivered to Lessor), that no event has occurred and no condition exists which would be a ground for the cancellation or termination of the ground lease, that the ground lease is valid, subsisting and in full force and effect and is subject to no prior liens or encumbrances whatsoever other than Permitted Property Liens. Lessee agrees that it will observe, comply with and be bound by each and all of the terms, covenants and agreements imposed on it by any such ground lease."

         Section 3.3. Exhibit A-1 to the Master Lease shall be amended by (i) replacing the dollar amount "$30,000,000" in the first Notice provision on the first page thereof with the dollar amount "$85,000,000" therefor; (ii) replacing the dollar amount "$30,000,000" in line 14 of paragraph 5(b) thereof with the dollar amount "$85,000,000" therefor and (iii) replacing the phrase "Thirty Million Dollars ($30,000,000)" in paragraph 11 thereof with the phrase "Eighty Five Million Dollars ($85,000,000)" therefor.

         Section 4. Amendment to Assignment Effective on (and subject to the occurrence of) the Amendment Effective Date, the Assignment shall be amended in accordance with Sections 4.1:

         Section 4.1. The First Recital to the Assignment shall be amended by replacing the dollar amount "$30,000,000" with the dollar amount "$85,000,000".

         Section 5. Representations and Warranties. The Lessee and Guarantor represent and warrant to the Agent and the Lenders that, after giving effect hereto, (a) each representation and warranty set forth in Section 8.2 of the Participation Agreement is true and correct as of the date of the execution and delivery of this Amendment by the Lessee and Guarantor with the same effect as if made on such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they were true and correct as of such earlier date), and (b) no Event of Default or Unmatured Event of Default exists.

         Section 6. Effectiveness. The amendments set forth in Sections 1 and 2 above shall become effective on the date (the "Amendment Effective Date") when the Administrative Agent shall have received (a) counterparts of this Amendment executed by the Lessee, the Guarantors, the Lessor Trust, the Owner Trustee, the Certificate Holders, the Agent Certificate Holder, the Lenders, the Administrative Agent and the Arranger, (b) copies of corporate action of the respective Board of Directors of the Lessee and each Guarantor taken by such respective Board of Directors relative to this Amendment certified by a secretary or assistant secretary as of the date hereof to be true and correct and in full force and effect as of such date; (c) Opinions of counsel for Lessee and each Guarantor addressed to the Administrative Agent, the Agent Certificate Holder, the Lessor Trust, the Owner Trustee, each of the Lenders and each of the Certificate Holders in a form reasonably satisfactory to the Administrative Agent; (d) execution, delivery and recordation of Amendments to the each existing Lease Supplement, Assignment and, as necessary, supplements thereto encompassing the amendments set forth herein and (e) for the benefit of each New Lender and New Certificate Holder, an upfront fee as agreed between the Lessee and each New Lender and New Certificate Holder.

           Section 7. Reaffirmation of Guaranty. The Guarantors heretofore executed and delivered to the Lessor Trust, the Owner Trustee, the Lenders, the Certificate Holders, the Administrative Agent and the Agent Certificate Holder the Guaranty dated October 29, 1999. The Guarantors hereby consent to this Amendment and confirm that the Guaranty and all of the Guarantors' obligations thereunder remain in full force and effect with respect to the obligations guaranteed thereunder as such obligations have been amended and increased by this Amendment. The Guarantors further agree that the consent of the Guarantors to any further amendments to the Operative Documents shall not be required as a result of this consent having been obtained, except to the extent, if any, required by the Guaranty referred to above.

         Section 8. Miscellaneous.

         Section 8.1. Continuing Effectiveness, etc. As herein amended, the Participation Agreement and Loan Agreement shall remain in full force and effect and are hereby ratified and confirmed in all respects. After the Amendment Effective Date, all references in the Participation Agreement, Loan Agreement and the other Operative Documents to "Participation Agreement" or "Loan Agreement" or similar terms shall refer to the Participation Agreement and Loan Agreement as amended hereby.

         Section 8.2. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.

         Section 8.3. Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of California applicable to contracts made and to be performed entirely within such state.

         Section 8.4. Successors and Assigns. This Amendment shall be binding upon the Lessee, the Guarantors, the Lessor Trust, the Owner Trustee, the Certificate Holders, the Agent Certificate Holder, the Lenders, the Administrative Agent and the Arranger and their respective successors and assigns, and shall inure to the benefit of the Lessee, Guarantors, the Lessor Trust, the Owner Trustee, the Certificate Holders, the Agent Certificate Holder, the Lenders and the Administrative Agent and the respective successors and assigns of the Lessor Trust, the Owner Trustee, the Certificate Holders, the Agent Certificate Holder, the Lenders and the Administrative Agent.

                                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties hereto have caused this First Omnibus Amendment to Certain of the Operative Documents to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

                                       ROBERT MONDAVI PROPERTIES, INC., as
                                          Lessee and Construction Agent


                                       By
                                             Name
                                             Its

                                       THE ROBERT MONDAVI CORPORATION,
                                          as a Guarantor


                                       By
                                             Name
                                             Its



                                       R.M.E. INC., as a Guarantor


                                       By
                                             Name
                                             Its


                                       HARRIS TRUST AND SAVINGS BANK, as
                                       Agent Certificate Holder and as a
                                       Certificate Holder


                                        By
                                              Name
                                              Its


                                       HARRIS TRUST AND SAVINGS BANK, as
                                       Administrative Agent and as a Lender


                                       By
                                             Name
                                             Its

                                       BMO GLOBAL CAPITAL SOLUTIONS, INC.,
                                       as Arranger


                                       By
                                             Name
                                             Its


                                       FIRST SECURITY BANK, NATIONAL
                                         ASSOCIATION, not in its individual
                                         capacity, except as expressly provided
                                         herein, but solely as Owner Trustee


                                        By_____________________________
                                          Name
                                          Its


                                        RMP 1999 TRUST, as Lessor Trust

                                        By:   First Security Bank, National
                                              Association, not in its individual
                                              capacity but solely as Owner
                                              Trustee


                                        By
                                              Name
                                              Its


                                        BANK OF AMERICA, N.A., as a Lender and
                                          Certificate Holder


                                        By
                                              Name
                                              Its

                                       CREDIT AGRICOLE INDOSUEZ, as a Lender and
                                         Certificate Holder


                                       By
                                             Name
                                             Its


                                       By
                                             Name
                                             Its

                                    EXHIBIT A


                                   SCHEDULE I
                           TO PARTICIPATION AGREEMENT


                                   COMMITMENTS


                                                                COMMITMENT
              PARTICIPANT                COMMITMENT             PERCENTAGE



                LENDERS

     Harris Trust and Savings Bank      $29,100,000              34.2353%

Bank of America, N.A.                   $29,100,000              34.2353%

Credit Agricole Indosuez                $24,250,000              28.5294%
                                        -----------              --------

                                        $82,450,000              97.0000%


          CERTIFICATE HOLDERS

Harris Trust and Savings Bank           $   900,000               1.0588%

Bank of America, N.A.                   $   900,000               1.0588%

Credit Agricole Indosuez                $   750,000               0.8824%
                                        -----------               -------

         TOTAL                           $2,550,000               3.0000%


         TOTAL COMMITMENT               $85,000,000                100%

                                    EXHIBIT B


          Notice Information, Wire Instructions and Funding Offices



CERTIFICATE HOLDER:                    LENDER:

Bank of America, N.A.                  Bank of America, N.A.
345 Montgomery Street                  345 Montgomery Street
San Francisco, California 94104        San Francisco, California 94104

Attention:  Mr. John S. Holmes         Attention:  Mr. John S. Holmes
Facsimile No.:  (415) 622-1878         Facsimile No.:  (415) 622-1878
Wire Transfer Instructions:            Wire Transfer Instructions:
Bank:  Bank of America                 Bank:  Bank of America
ABA Number:  121000358                 ABA Number:  121000358
Attention:  Unit #1592 CLSC            Attention:  Unit #1592 CLSC
Account Number:  15921-83980           Account Number:  15921-83980
Ref:  Benefit of Robert Mondavi
Corp./Obligor #9738664338              Ref:  Benefit of Robert Mondavi
                                             Corp./Obligor #9738664338


CERTIFICATE HOLDER:                    LENDER:

Credit Agricole Indosuez               Credit Agricole Indosuez
55 East Monroe, Suite 4700             55 East Monroe, Suite 4700
Chicago, Illinois  60603               Chicago, Illinois  60603

Attention:  Mr. Alan Schmelzer         Attention:  Mr. Alan Schmelzer
Facsimile No.:  (312) 372-3455         Facsimile No.:  (312) 372-3455

Wire Transfer Instructions:            Wire Transfer Instructions:
Bank:  Citibank, NA - New York         Bank:  Citibank, NA - New York
ABA Number:  021-000-089               ABA Number:  021-000-089
Attention:  Credit Agricole
Indosuez - Chicago                     Attention:  Credit Agricole Indosuez -
                                                   Chicago
Account Number:  36023853              Account Number:  36023853
Ref:  Robert Mondavi                   Ref:  Robert Mondavi

                                    EXHIBIT C

                      EXHIBIT B TO PARTICIPATION AGREEMENT

                             FORM OF FUNDING REQUEST

                                 ___________, 2000


TO: The Agent Certificate Holder and the Administrative Agent, pursuant to the Participation Agreement (the "Participation Agreement") dated as of October 29, 1999 among the Lessee, the Guarantors, the Lessor Trust, the Owner Trustee, the Agent Certificate Holder, the Certificate Holders, the Lenders, the Administrative Agent and the Arranger, as the same may be amended, supplemented, amended and restated or otherwise modified from time to time (capitalized terms used herein shall have the meanings ascribed thereto in the Participation Agreement).

FROM:        Robert Mondavi Properties, Inc. (the "Construction Agent")

RE:          [Acquisition Date][Funding Date]

1. This irrevocable Funding Request is hereby delivered by the Construction Agent pursuant to Section 3.4(a) of the Participation Agreement.

2.          The [Acquisition Date][Funding Date] is scheduled for __________.

3.          The amount of the Advance is $____________________.

4. With regard to the amount of the Advance, the amount of interest on the Loans is $___________, and the amount of Yield is $_______.

5. The Loans and Certificate Holder Amounts will be [Base Rate Loans/Certificate Holder Amounts] [Eurodollar Loans/Certificate Holder Amounts]. The initial Interest Period for such Eurodollar Loans/Certificate Holder Amounts will extend from the [Acquisition Date][Funding Date] to the next Scheduled Payment Date.

6.          Funds shall be sent by wire transfer as follows:

             a. Each Certificate Holder and Lender shall transfer its Commitment Percentage of $ _______________ to the following account of Agent Certificate Holder:

                               Bank:
                               ABA Number:
                               Account Name:
                               Account Number:
                               Ref:
                               Further Credit to:

                          [amount to be provided by the Construction Agent]

               b. Lessee hereby instructs Agent Certificate Holder to distribute the funds as follows:

                          [information to be provided by the Construction Agent]

7. All of the costs being funded pursuant to this Funding Request relate to [the acquisition of the Property subject to the Lease][the construction of improvements to the Property subject to the Lease] and all moneys advanced to the Agent Certificate Holder pursuant to this Funding Request will be applied solely to the payment (or reimbursement) of such costs.

8. After giving effect to the Advance requested hereby, the Property Cost for the Property is $_________________ and such amount does not exceed the Fair Market Sales Value for such Property as set forth in the Appraisal therefor as delivered pursuant to [Section 6.1(d)][Section 6.2(b)] of the Participation Agreement.

[9.         The Estimated Improvement Costs are $______________.]

         In connection with such requested Advance, the Construction Agent hereby represents and warrants to you as follows:

                  a. On the [Acquisition Date][Funding Date], both immediately before and after giving effect to the requested Advance and the application of the proceeds thereof, the statements made by the Lessee and each Guarantor in Section 8 of the Participation Agreement are true and correct in all material respects.

                  b.       After giving effect to the Advance requested hereby
                           (i) the aggregate outstanding amounts of each of the Loans and the Certificate Holder Amounts does not exceed the Commitments of the Lenders and the Certificate Holders, respectively and (ii) the [Acquisition Cost] [Property Cost] does not exceed the Fair Market Sales Value of the Property as set forth in the Appraisal of the Property delivered pursuant to [Section 6.1(d)] [6.2(b)] of the Participation Agreement.

                  c.       All of the  conditions  precedent  set forth in
                           Article VI of the Participation Agreement applicable to the Advance have been satisfied or waived.

     IN WITNESS WHEREOF, I have signed my name this _____ day of _______, ____.


                                     ROBERT MONDAVI PROPERTIES, INC.



                                     By:
                                     Name:
                                     Title:




                                    C-2